Rule 10f-3 Transactions*
October 1, 2010 through December 31, 2010 Reported Transactions

1. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund, Seix Floating Rate
Fund and Seix High Yield Fund
Issuer/Security:	23918KAM0	DVA6.625 11/01/20
Date of Purchase:	10/5/2010
Date Offering Commenced:	10/5/2010
Name of Broker/Dealer from Whom Purchased:	Bank of America Merrill Lynch
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch Securities LLC, Barclays, Credit Suisse, Goldman Sachs, JP Morgan, Wells Fargo,
Credit Agricole, Mitsubishi, RBC, Scotia Capital, STRH
Aggregate Principal Amount of Purchase:	$12,000,000
Aggregate Principal Amount of Offering:	$775,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	1.625%

2. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund, Seix Floating Rate
Fund and Seix High Yield Fund
Issuer/Security:	23918KAL2	DVA6.375 11/01/18
Date of Purchase:	10/5/2010
Date Offering Commenced:	10/5/2010
Name of Broker/Dealer from Whom Purchased:	Bank of America Merrill Lynch
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Credit Suisse, Goldman Sachs, JP Morgan, Wells Fargo, Credit Agricole, Mitsubishi,
RBC, Barclays, Scotia Capital, STRH
Aggregate Principal Amount of Purchase:	$12,000,000
Aggregate Principal Amount of Offering:	$775,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	1.625%

3. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund and Seix High Yield Fund
Issuer/Security:	75886AAE8	RGNC 6.875 12/1/18
Date of Purchase:	10/13/2010
Date Offering Commenced:	10/13/2010
Name of Broker/Dealer from Whom Purchased:	Bank of America Merrill Lynch
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Citigroup, Credit Suisse, Morgan Stanley, RBS, Wells Fargo, Deutsche Bank, STRH
Aggregate Principal Amount of Purchase:	$8,000,000
Aggregate Principal Amount of Offering:	$600,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	1.750%
4. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund, Seix Floating Rate
Fund and Seix High Yield Fund
Issuer/Security:	563571AH1	MTW8.5 11/01/20
Date of Purchase:	10/13/2010
Date Offering Commenced:	10/13/2010
Name of Broker/Dealer from Whom Purchased:	Deutsche Bank
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Deutsche Bank, JP Morgan, BNP Paribas, Credit Agricole, Credit Suisse, Mizuho,
Morgan Stanley, SG Americas, Wells Fargo, Natixis, Rabo Securities, Scotia Capital, STRH
Aggregate Principal Amount of Purchase:	$12,000,000
Aggregate Principal Amount of Offering:	$600,000,000
Purchase Price:	$99.165
Commission/ Spread/ Profit:	1.750%

5. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund, Seix Floating Rate
Fund and Seix High Yield Fund
Issuer/Security:	570506AM7	MWE6.75 11/01/20
Date of Purchase:	10/19/2010
Date Offering Commenced:	10/19/2010
Name of Broker/Dealer from Whom Purchased:	Wells Fargo
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Barclays, Morgan Stanley, RBC, Wells Fargo, BBVA Securities, BNP Paribas, JP Morgan,
US Bancorp, Natixis, Capital One Southcoast, Comerica, Daiwa, STRH
Aggregate Principal Amount of Purchase:	$25,000,000
Aggregate Principal Amount of Offering:	$500,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	1.750%

6. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund and Seix High Yield Fund
Issuer/Security:	41043FAH2	HGR7.125 11/15/18
Date of Purchase:	10/20/2010
Date Offering Commenced:	10/20/2010
Name of Broker/Dealer from Whom Purchased:	Bank of America Merrill Lynch
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Jefferies, Oppenheimer, RBC, STRH
Aggregate Principal Amount of Purchase:	$7,000,000
Aggregate Principal Amount of Offering:	$200,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	2.000%
7. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund, Seix Floating Rate
Fund and Seix High Yield Fund
Issuer/Security:	37331NAB7	GP 5.4 11/01/20
Date of Purchase:	10/27/2010
Date Offering Commenced:	10/27/2010
Name of Broker/Dealer from Whom Purchased:	JP Morgan
Name of Affiliated Dealer in Syndicate:
Members of the Syndicate:
Bank of America Merrill Lynch, Credit Suisse, Deutsche Bank, JP Morgan, RBS, STRH
Aggregate Principal Amount of Purchase:	$12,000,000
Aggregate Principal Amount of Offering:	$1,250,000,000
Purchase Price:	$99.413
Commission/ Spread/ Profit:	1.000%

8. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund, Seix Floating Rate
Fund and Seix High Yield Fund
Issuer/Security:	466313AF0	JBL5 ⅝ 12/15/20
Date of Purchase:	10/28/2010
Date Offering Commenced:	10/28/2010
Name of Broker/Dealer from Whom Purchased:	JP Morgan
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Citigroup, JP Morgan, RBS, BNP Paribas, Daiwa Capital Markets, HSBC, Mizuho,
Scotia Capital, UFJ Bank, BBVA Securities, Comerica, US Bancorp Investments, US Bank, STRH
Aggregate Principal Amount of Purchase:	$15,000,000
Aggregate Principal Amount of Offering:	$400,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	2.000%

9. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund and Seix High Yield Fund
Issuer/Security:	471109AE8	JAH6.125 11/15/22
Date of Purchase:	11/2/2010
Date Offering Commenced:	11/2/2010
Name of Broker/Dealer from Whom Purchased:	Barclays
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Barclays, Deutsche, JP Morgan, Santander Central Hispano, Weeden & CO., Wells Fargo, STRH
Aggregate Principal Amount of Purchase:	$5,000,000
Aggregate Principal Amount of Offering:	$300,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	1.750%

10. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund and Seix High Yield Fund
Issuer/Security:	45874QAA8	IBI 7 11/15/18
Date of Purchase:	11/4/2010
Date Offering Commenced:	11/4/2010
Name of Broker/Dealer from Whom Purchased:	Barclays
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Barclays, JP Morgan, BB&T, Goldman Sachs, Lazard, US Bancorp Investments, STRH
Aggregate Principal Amount of Purchase:	$4,000,000
Aggregate Principal Amount of Offering:	$300,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	2.000%
11. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund, Seix Floating Rate
Fund and Seix High Yield Fund
Issuer/Security:	410345AH5	HBI 6 3/8 12/15/20
Date of Purchase:	11/4/2010
Date Offering Commenced:	11/4/2010
Name of Broker/Dealer from Whom Purchased:	Bank of America Merrill Lynch
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Barclays, Goldman Sachs, HSBC, JP Morgan, Merrill Lynch, BB&T, Fifth Third Securities, PNC, Scotia Capital, STRH
Aggregate Principal Amount of Purchase:	$15,000,000
Aggregate Principal Amount of Offering:	$1,000,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	2.000%

12. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund and Seix Floating Rate Fund
Issuer/Security:	40412CAA9	HCA7.75 05/15/21
Date of Purchase:	11/10/2010
Date Offering Commenced:	11/10/2010
Name of Broker/Dealer from Whom Purchased:	Citigroup
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JP Morgan, STRH
Morgan Stanley, Wells Fargo, Credit Agricole, Fifth Third Bank, Mizuho, Morgan Keegan, RBC, RBS, SMBC Securities
Aggregate Principal Amount of Purchase:	$20,000,000
Aggregate Principal Amount of Offering:	$1,525,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	1.500%

13. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund and Seix High Yield Fund
Issuer/Security:	458665AP1	IFSIA 7.625 12/18
Date of Purchase:	11/18/2010
Date Offering Commenced:	11/18/2010
Name of Broker/Dealer from Whom Purchased:	Bank of America Merrill Lynch
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Citigroup, Wells Fargo, BB&T, STRH
Aggregate Principal Amount of Purchase:	$4,000,000
Aggregate Principal Amount of Offering:	$275,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	2.000%
14. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund, Seix Floating Rate Fund
and Seix High Yield Fund
Issuer/Security:	665828AA7	NTIER10 ½ 12/17
Date of Purchase:	11/22/2010
Date Offering Commenced:	11/22/2010
Name of Broker/Dealer from Whom Purchased:	Goldman Sachs
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Goldman Sachs, Macquarie Securities, RBC, STRH
Aggregate Principal Amount of Purchase:	$18,000,000
Aggregate Principal Amount of Offering:	$290,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	2.500%

15. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund
Issuer/Security:	242370AB0	DF 9 ¾ 12/15/18
Date of Purchase:	12/9/2010
Date Offering Commenced:	12/9/2010
Name of Broker/Dealer from Whom Purchased:	Bank of America Merrill Lynch
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Credit Agricole, JP Morgan, Merrill Lynch, RBS, Wells Fargo, Barclays, BMO Capital Markets, BNP Paribas, Mitsubishi,
Rabo Securities, Mizuho, PNC, Scotia Capital, SG Americas, STRH
Aggregate Principal Amount of Purchase:	$7,500,000
Aggregate Principal Amount of Offering:	$400,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	2.000%

16. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund, Seix Floating Rate
Fund and Seix High Yield Fund
Issuer/Security:	20605PAB7	CXO 7 01/15/21
Date of Purchase:	12/9/2010
Date Offering Commenced:	12/9/2010
Name of Broker/Dealer from Whom Purchased:	JP Morgan
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Credit Agricole, JP Morgan, Wells Fargo, BBVA Securities, BNP Paribas,
Capital One Southcoast, Deutsche Bank, ING, Mitsubishi, US Bancorp Investments, STRH
Aggregate Principal Amount of Purchase:	$20,000,000
Aggregate Principal Amount of Offering:	$600,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	2.000%
17. The following 10f-3 transaction was effected for the RidgeWorth High Income Fund, Seix Floating Rate
Fund and Seix High Yield Fund
Issuer/Security:	30225XAB9	EXH7 ¼ 12/01/18
Date of Purchase:	11/18/2010
Date Offering Commenced:	11/18/2010
Name of Broker/Dealer from Whom Purchased:	Bank of America Merrill Lynch
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, BNP Paribas, Credit Suisse, JP Morgan, Wells Fargo, Barclays, BBVA Securities,
Credit Agricole, Mitsubishi, Morgan Keegan, Raymond James, RBS, Scotia Capital, SMBC Nikko Capital Markets, STRH
Aggregate Principal Amount of Purchase:	$17,000,000
Aggregate Principal Amount of Offering:	$350,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	2.000%

18. The following 10f-3 transaction was effected for the RidgeWorth Georgia Tax Exempt Bond Fund
Issuer/Security:	04780MMH9	Atlanta GA Airport Rev 5% due 1/1/19
Date of Purchase:	12/16/2010
Date Offering Commenced:	12/14/2010
Name of Broker/Dealer from Whom Purchased:	Citi
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Loop Capital Markets, Barclays Capital, Rice Financial, Blaylock Roberts, Cabrera Capital Markets, Citi, STRH
Aggregate Principal Amount of Purchase:	$1,053,990
Aggregate Principal Amount of Offering:	$540,915,000
Purchase Price:	$105.399
Commission/ Spread/ Profit:	0.480%

19. The following 10f-3 transaction was effected for the RidgeWorth Mid Cap Value Fund
Issuer/Security:	22002T108	Corporate Office Properties
Date of Purchase:	11/2/2010
Date Offering Commenced:	11/1/2010
Name of Broker/Dealer from Whom Purchased:	JP Morgan/Merrill Lynch
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Wells Fargo, Barclays, KeyBanc, RBS, Baird, LMA, LOF, Raymond James, TD, STRH
Aggregate Principal Amount of Purchase:	$1,370,000
Aggregate Principal Amount of Offering:	$214,062,500
Purchase Price:	$34.250
Commission/ Spread/ Profit:	0.820%

20. The following 10f-3 transaction was effected for the RidgeWorth Small Cap Value Fund
Issuer/Security:	20451Q104	Compress Diversified Holdings
Date of Purchase:	11/12/2010
Date Offering Commenced:	11/11/2010
Name of Broker/Dealer from Whom Purchased:	SunTrust Robinson Humphrey
Name of Affiliated Dealer in Syndicate:	Morgan Stanley
Members of the Syndicate:
Morgan Stanley, UBS, BB&T, CJS, Janney Montgomery, Morgan Keegan, TD Securities, STRH
Aggregate Principal Amount of Purchase:	$11,830,000
Aggregate Principal Amount of Offering:	$72,670,000
Purchase Price:	$16.900
Commission/ Spread/ Profit:	$0.46